Summary
Prospectus

November 1, 2012

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2012 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Dividend Growth Fund

Class  A  ......  VDGAX

Class  C  ......  VDGCX

Class  I  ......  VDGIX

Class  R  ......  VDGRX

Class  Y  ......  VDGYX

VictoryFunds.com
800-539-FUND

(800-539-3863)

Dividend Growth Fund Summary

Investment Objective

The Fund seeks to provide total return comprised of income from dividends and long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 11 of the Fund's Prospectus and on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE [1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%	0.00%
Other Expenses[3] (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	2.12%	1.87%	1.87%	1.87%	1.87%
Total Annual Fund Operating Expense	2.82%	3.57%	2.57%	3.07%	2.57%
Fee Waiver/Expense Reimbursement	(1.57)%	(1.57)%	(1.62)%	(1.57)%	(1.57)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%[4]	2.00%[4]	0.95%[4]	1.50%[4]	1.00%[4]

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 14.

2The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3Other Expenses are based upon estimated amounts for the current fiscal year and includes Acquired Fund Fees and Expenses that are expected to be less than 0.01%.

4The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A, Class C, Class I, Class R and Class Y shares do not exceed 1.25%, 2.00%, 0.95%, 1.50% and 1.00%, respectively, until at least February 28, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limit in effect at the time of recoupment or reimbursement.

Dividend Growth Fund Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$695	$949
Class C (If you sell your shares at the end of the period.)	$303	$627
Class I	$97	$303
Class R	$153	$474
Class Y	$102	$318

The following Example makes the same assumptions as the Example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years
Class C (If you do not sell your shares at the end of the period.)	$203	$627

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Dividend Growth Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in the common stocks of companies that currently pay dividends or are expected to begin paying dividends in the near future, with an emphasis on high quality growing businesses of companies that have increased their dividends over time. The Fund seeks to invest in companies that are paying a growing dividend and that can be purchased at a valuation deemed reasonable by the Adviser.

The Fund may invest in securities of companies that are mid or large cap, but will invest primarily in large cap securities.

The Fund, under normal circumstances, will invest at least 80% of its net assets in dividend paying equity securities and securities immediately convertible or exchangeable into common stock traded on U.S. exchanges and issued by established companies. This includes foreign companies listed or traded on U.S. exchanges or American Depositary Receipts of foreign companies.

The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

For purpose of the Fund's investment objective, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The prices of securities held by the Fund may decline if any of the following occurs:

■  The market values of the securities acquired by the Fund decline.

■  Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

■  Large cap dividend paying stocks fall out of favor relative to the overall market.

■  Mid cap stocks fall out of favor relative to stocks of larger or smaller companies.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings or dividends do not increase as expected.

■  An issuer's credit quality is downgraded, an issuer defaults, or the rate of inflation increases.

■  Foreign securities lose market share or profits. Foreign securities generally experience more volatility than their domestic counterparts.

Dividend Growth Fund Summary (continued)

■  An investment company in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

No performance information is presented as the Fund is new. Performance data for the Fund will be available online at www.VictoryFunds.com or by calling 800-539-FUND (800-539-3863).

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Manager

Gregory H. Ekizian is a Chief Investment Officer (Dividend Growth Equity) of the Adviser, and has been the Lead Portfolio Manager of the Fund since its inception in 2012.

Dividend Growth Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-DGF-SUMPRO (11/12)